UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________________

Date of Report (Date of earliest event reported): June 21, 2010

CHINA DIGITAL VENTURES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	98-0568076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Floor, 88 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+011 852 6343 7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 21, 2010, China Digital Ventures Corporation ("Company"), the registrant, entered into a Sale and Purchase Agreement with Systems Asia Limited ("SAL"), a company incorporated in Hong Kong, to sell its fully owned subsidiary, Lead Concept Limited ("LCL"), to SAL for a consideration of HK$1.00.

LCL was in the business of provisioning of web-based telecom services in Hong Kong and China. As of 31 March 2010, LCL had reported a deficit of HK$204,639 (about US$26,236). After the disposal, the Company did not have any operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2010	CHINA DIGITAL VENTURES CORPORATION

By: /s/ Bing He
---------------------------------
Name: Bing HE
Title: Director